UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 30, 2023

Electro-Sensors, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State Or Other Jurisdiction Of Incorporation)

000-09587		41-0943459
(Commission File Number)		(I.R.S. Employer Identification No.)

6111 Blue Circle Drive
Minnetonka, MN		55343-9108
(Address of Principal Executive Offices)		(Zip Code)

(952) 930-0100
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	ELSE	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

Item 1.02	Termination of a Material Definitive Agreement

As previously disclosed, on June 10, 2022, Electro-Sensors, Inc. ("ELSE" or "Electro-Sensors") entered into an Agreement and Plan of Merger (the "Merger Agreement" with Mobile X Newco, Inc., a Delaware corporation and wholly owned subsidiary of ELSE (the "Merger Sub"), and Mobile X Global, Inc., a Delaware corporation ("Mobile X") pursuant to which Merger Sub would merge with and into Mobile X, with Mobile X surviving the merger as a wholly owned subsidiary of ELSE.

On January 30, 2023, Electro-Sensors and Mobile X entered into an agreement to terminate the Merger Agreement (the "Mutual Termination Agreement") effective as of that date. The summary of the Mutual Termination Agreement set forth under this Item 1.02 is qualified in its entirety by reference to the complete terms and conditions of the Mutual Termination Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In connection with the execution of the Mutual Termination Agreement, the (i) Voting Agreement dated June 10, 2022 among Mobile X, Electro-Sensors, and officers, directors and shareholders of Electro-Sensors and (ii) the Mobile X Voting Agreement dated June 10, 2022 among Mobile X, Electro-Sensors, and officers, directors and shareholders of Mobile X were automatically terminated.

Item 8.01	Other Events

On January 30, 2023, Electro-Sensors issued a press release announcing the termination of the Merger Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The January 30, 2023 press release also disclosed that effective following the termination of the Merger Agreement, the Electro-Sensors board established a board special committee consisting of Chairman Joseph Marino, President David Klenk, and Audit Committee Chair Scott Gabbard, and authorized this committee to explore and pursue business development and other strategic alternatives for Electro-Sensors.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Mutual Termination Agreement dated January 30, 2023 between Electro-Sensors, Inc. and Mobile X Global, Inc.
99.1	Press release issued by Electro-Sensors, Inc. on January 30, 2023

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ELECTRO-SENSORS, INC.

By:	/s/ David L. Klenk
David L. Klenk, Chief Executive Officer and Chief Financial Officer

Date: January 31, 2023

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